UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2024

Applied Materials, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-06920	94-1655526
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3050 Bowers Avenue

P.O. Box 58039

Santa Clara, CA 95052-8039

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 727-5555

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $.01 per share	AMAT	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of Applied Materials, Inc. (the “Company”) was held on March 7, 2024 (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders cast their votes on five proposals, as set forth below.

Proposal 1.	Election of Directors.

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Rani Borkar	618,463,635	8,746,523	1,298,149	93,629,727
Judy Bruner	591,928,448	34,501,691	2,078,168	93,629,727
Xun (Eric) Chen	616,837,648	10,397,549	1,273,110	93,629,727
Aart J. de Geus	612,129,046	15,103,817	1,275,444	93,629,727
Gary E. Dickerson	617,051,409	10,251,779	1,205,119	93,629,727
Thomas J. Iannotti	573,571,730	53,670,216	1,266,361	93,629,727
Alexander A. Karsner	582,336,774	44,897,040	1,274,493	93,629,727
Kevin P. March	624,701,896	2,521,384	1,285,027	93,629,727
Yvonne McGill	614,878,299	12,392,131	1,237,877	93,629,727
Scott A. McGregor	624,743,004	2,513,316	1,251,987	93,629,727

Each of the ten nominees was elected to serve as a director for a one-year term and until he or she is succeeded by another qualified director who has been elected, or, if earlier, until his or her death, resignation or removal.

Proposal 2.	Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers for Fiscal Year 2023.

For	Against	Abstain	Broker Non-Votes
572,991,421	53,019,540	2,497,346	93,629,727

The compensation of the Company’s named executive officers, as disclosed in the Company’s Proxy Statement for the Annual Meeting, was approved on an advisory basis.

Proposal 3.	Ratification of the Appointment of KPMG LLP as the Company’s Independent Registered Public Accounting Firm for Fiscal Year 2024.

For	Against	Abstain
687,915,040	32,706,079	1,516,915

The appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2024 was ratified.

Proposal 4.	Shareholder Proposal Regarding Lobbying Report.

For	Against	Abstain	Broker Non-Votes
104,007,724	515,597,291	8,903,292	93,629,727

The shareholder proposal requesting that the Company prepare a report disclosing Company policy and procedures governing lobbying and payments by the Company used for lobbying was not approved.

Proposal 5.	Shareholder Proposal Regarding Pay Equity Reporting.

For	Against	Abstain	Broker Non-Votes
132,865,911	489,590,154	6,052,242	93,629,727

The shareholder proposal requesting that the Company report on quantitative median and adjusted pay gaps across race and gender was not approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Applied Materials, Inc. (Registrant)
Dated: March 11, 2024

	By:	/s/ Teri A. Little
Teri A. Little Senior Vice President, Chief Legal Officer and Corporate Secretary